Exhibit 99.1

Shake Shack Announces Fourth Quarter and Fiscal Year 2022 Financial Results
Financial Highlights for the Fourth Quarter 2022:
▪Total revenue of $238.5 million, up 17.4% versus 2021, including $229.9 million of Shack sales and $8.6 million of Licensing revenue.
▪System-wide sales of $364.1 million, up 15.8% versus 2021.
▪Same-Shack sales up 5.1% versus 2021.
▪Operating loss of $6.3 million.
•Shack-level operating profit(1) of $43.2 million, or 18.8% of Shack sales.
▪Net loss of $11.1 million.
•Adjusted EBITDA(1) of $19.3 million.
▪Net loss attributable to Shake Shack Inc. of $10.7 million, or a loss of $0.27 per share.
•Adjusted pro forma net loss(1) of $2.6 million, or a loss of $0.06 per fully exchanged and diluted share.
▪Opened 22 new domestic Company-operated Shacks. Opened 13 new licensed Shacks, including locations in China, Japan, and Mexico.
Financial Highlights for the Fiscal Year 2022:
▪Total revenue of $900.5 million, up 21.7% versus 2021, including $869.3 million of Shack sales and $31.2 million of Licensing revenue.
▪System-wide sales of $1,378.5 million, up 22.7% versus 2021.
▪Same-Shack sales up 7.8% versus 2021.
▪Operating loss of $26.9 million.
•Shack-level operating profit(1) of $151.0 million, or 17.4% of Shack sales.
▪Net loss of $26.0 million.
•Adjusted EBITDA(1) of $70.5 million.
▪Net loss attributable to Shake Shack Inc. of $24.1 million, or a loss of $0.61 per share.
•Adjusted pro forma net loss(1) of $12.9 million, or a loss of $0.31 per fully exchanged and diluted share.
▪Opened 36 new domestic Company-operated Shacks. Opened 33 new licensed Shacks, including locations in 4 new markets in China.
NEW YORK, NY (Business Wire) — February 16, 2023 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the fourth quarter and the fiscal year ended December 28, 2022 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q4 2022 Shareholder Letter.
Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Randy Garutti, Chief Executive Officer, and Katherine Fogertey, Chief Financial Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until February 23, 2023 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13734860.
The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.
(1)Shack-level operating profit, Adjusted EBITDA and Adjusted pro forma net income (loss) are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1

About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 440 locations system-wide, including about 290 in 32 U.S. States and the District of Columbia, and over 150 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Melissa Calandruccio, ICR
Michelle Michalski, ICR
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com
Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at domestic Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from the Company's domestic Company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees, such as territory fees and opening fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, deferred lease costs, Impairment and loss on disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring and other items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.

Exhibit 99.1

SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	December 28 2022	December 29 2021
ASSETS
Current assets
Cash and cash equivalents	$230,521	$302,406
Marketable securities	80,707	80,000
Accounts receivable, net	13,877	13,657
Inventories	4,184	3,850
Prepaid expenses and other current assets	14,699	9,763
Total current assets	343,988	409,676
Property and equipment, net of accumulated depreciation of $290,362 and $222,768, respectively	467,031	389,386
Operating lease assets	367,488	347,277
Deferred income taxes, net	300,538	298,668
Other assets	15,817	12,563
TOTAL ASSETS	$1,494,862	$1,457,570
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$20,407	$19,947
Accrued expenses	47,945	36,892
Accrued wages and related liabilities	17,576	14,638
Operating lease liabilities, current	42,238	35,519
Other current liabilities	19,552	14,501
Total current liabilities	147,718	121,497
Long-term debt	244,589	243,542
Long-term operating lease liabilities	427,227	400,113
Liabilities under tax receivable agreement, net of current portion	234,893	234,045
Other long-term liabilities	20,687	22,773
Total liabilities	1,075,114	1,021,970
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of December 28, 2022 and December 29, 2021.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 39,284,998 and 39,142,397 shares issued and outstanding as of December 28, 2022 and December 29, 2021, respectively.	39	39
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,869,513 and 2,921,587 shares issued and outstanding as of December 28, 2022 and December 29, 2021, respectively.	3	3
Additional paid-in capital	415,611	405,940
Retained earnings (accumulated deficit)	(20,537)	3,554
Accumulated other comprehensive income	—	1
Total stockholders' equity attributable to Shake Shack Inc.	395,116	409,537
Non-controlling interests	24,632	26,063
Total equity	419,748	435,600
TOTAL LIABILITIES AND MEMBERS' EQUITY	$1,494,862	$1,457,570

Exhibit 99.1

SHAKE SHACK INC.
CONSOLIDATED STATEMENTS OF LOSS
(UNAUDITED)
(in thousands, except per share amounts)

	Fiscal Quarter Ended				Fiscal Year Ended
	December 28 2022		December 29 2021		December 28 2022		December 29 2021
Shack sales	$229,924	96.4%	$195,879	96.4%	$869,270	96.5%	$714,989	96.6%
Licensing revenue	8,605	3.6%	7,377	3.6%	31,216	3.5%	24,904	3.4%
TOTAL REVENUE	238,529	100.0%	203,256	100.0%	900,486	100.0%	739,893	100.0%
Shack-level operating expenses(1):
Food and paper costs	67,939	29.5%	60,790	31.0%	261,584	30.1%	218,262	30.5%
Labor and related expenses	66,404	28.9%	57,893	29.6%	257,358	29.6%	215,114	30.1%
Other operating expenses	34,103	14.8%	29,200	14.9%	130,869	15.1%	103,232	14.4%
Occupancy and related expenses	18,238	7.9%	15,801	8.1%	68,508	7.9%	59,228	8.3%
General and administrative expenses	31,750	13.3%	25,561	12.6%	118,790	13.2%	85,996	11.6%
Depreciation and amortization expense	19,207	8.1%	15,610	7.7%	72,796	8.1%	58,991	8.0%
Pre-opening costs	6,474	2.7%	4,524	2.2%	15,050	1.7%	13,291	1.8%
Impairment and loss on disposal of assets	728	0.3%	370	0.2%	2,425	0.3%	1,632	0.2%
TOTAL EXPENSES	244,843	102.6%	209,749	103.2%	927,380	103.0%	755,746	102.1%
LOSS FROM OPERATIONS	(6,314)	(2.6)%	(6,493)	(3.2)%	(26,894)	(3.0)%	(15,853)	(2.1)%
Other income (expense), net	2,396	1.0%	(62)	—%	4,127	0.5%	95	—%
Interest expense	(373)	(0.2)%	(353)	(0.2)%	(1,518)	(0.2)%	(1,577)	(0.2)%
LOSS BEFORE INCOME TAXES	(4,291)	(1.8)%	(6,908)	(3.4)%	(24,285)	(2.7)%	(17,335)	(2.3)%
Income tax expense (benefit)	6,780	2.8%	3,441	1.7%	1,682	0.2%	(7,224)	(1.0)%
NET LOSS	(11,071)	(4.6)%	(10,349)	(5.1)%	(25,967)	(2.9)%	(10,111)	(1.4)%
Less: Net loss attributable to non-controlling interests	(354)	(0.1)%	(619)	(0.3)%	(1,876)	(0.2)%	(1,456)	(0.2)%
NET LOSS ATTRIBUTABLE TO SHAKE SHACK INC.	$(10,717)	(4.5)%	$(9,730)	(4.8)%	$(24,091)	(2.7)%	$(8,655)	(1.2)%

Loss per share of Class A common stock:
Basic	$(0.27)		$(0.25)		$(0.61)		$(0.22)
Diluted	$(0.27)		$(0.25)		$(0.61)		$(0.22)
Weighted-average shares of Class A common stock outstanding:
Basic	39,283		39,141		39,237		39,085
Diluted	39,283		39,141		39,237		39,085

(1)As a percentage of Shack sales.

Exhibit 99.1

SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Fiscal Year Ended
	December 28 2022	December 29 2021
OPERATING ACTIVITIES
Net loss (including amounts attributable to non-controlling interests)	$(25,967)	$(10,111)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization expense	72,796	58,991
Amortization of debt issuance costs	1,047	867
Amortization of cloud computing asset	1,500	1,245
Non-cash operating lease cost	58,801	50,888
Equity-based compensation	13,326	8,703
Deferred income taxes	(3,357)	(10,379)
Non-cash interest expense	218	353
(Gain) loss on sale of marketable securities	—	5
Impairment and loss on disposal of assets	2,425	1,632
Other non-cash expense (income)	(1)	(4)
Unrealized loss on equity securities	158	277
Changes in operating assets and liabilities:
Accounts receivable	9,139	(4,193)
Inventories	(334)	(962)
Prepaid expenses and other current assets	(2,473)	4,913
Other assets	(8,065)	(2,722)
Accounts payable	3,541	(6,450)
Accrued expenses	4,707	7,175
Accrued wages and related liabilities	2,859	4,200
Other current liabilities	8,541	(1,166)
Operating lease liabilities	(61,364)	(43,417)
Other long-term liabilities	(756)	(1,443)
NET CASH PROVIDED BY OPERATING ACTIVITIES	76,741	58,402
INVESTING ACTIVITIES
Purchases of property and equipment	(142,559)	(101,495)
Purchases of marketable securities	(865)	(47,399)
Sales of marketable securities	—	4,004
NET CASH USED IN INVESTING ACTIVITIES	(143,424)	(144,890)
FINANCING ACTIVITIES
Proceeds from issuance of convertible notes, net of discount	—	243,750
Deferred financing costs	—	(169)
Payments on principal of finance leases	(2,974)	(2,694)
Distributions paid to non-controlling interest holders	(410)	(968)
Debt issuance costs	—	(1,075)
Net proceeds from stock option exercises	424	6,731
Employee withholding taxes related to net settled equity awards	(2,242)	(3,554)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(5,202)	242,021
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(71,885)	155,533
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	302,406	146,873
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$230,521	$302,406

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the Consolidated Financial Statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"), the Company uses the following non-GAAP financial measures: Shack-level operating profit, Shack-level operating profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share and adjusted pro forma effective tax rate (collectively the "non-GAAP financial measures").
Shack-Level Operating Profit
Shack-level operating profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate team member compensation as it serves as a metric in certain performance-based team member bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company's GAAP financial results. A reconciliation of Shack-level operating profit to Loss from operations, the most directly comparable GAAP financial measure, is set forth below.

Exhibit 99.1

	Fiscal Quarter Ended		Fiscal Year Ended
(dollar amounts in thousands)	December 28 2022	December 29 2021	December 28 2022	December 29 2021
Loss from operations	$(6,314)	$(6,493)	$(26,894)	$(15,853)
Less:
Licensing revenue	8,605	7,377	31,216	24,904
Add:
General and administrative expenses	31,750	25,561	118,790	85,996
Depreciation and amortization expense	19,207	15,610	72,796	58,991
Pre-opening costs	6,474	4,524	15,050	13,291
Impairment and loss on disposal of assets(1)	728	370	2,425	1,632
Shack-level operating profit	$43,240	$32,195	$150,951	$119,153

Total revenue	$238,529	$203,256	$900,486	$739,893
Less: Licensing revenue	8,605	7,377	31,216	24,904
Shack sales	$229,924	$195,879	$869,270	$714,989

Shack-level operating profit margin(2,3)	18.8%	16.4%	17.4%	16.7%

(1)For the fourth quarter and fiscal year ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(2)For the fiscal year ended December 28, 2022, Shack-level operating profit margin includes a $1.3 million cumulative catch-up adjustment for gift card breakage income, recognized in Shack sales.
(3)As a percentage of Shack sales.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA is defined as Net loss before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred lease cost, Impairment loss on the disposal of assets, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to Net loss, the most directly comparable GAAP measure, is set forth below.

Exhibit 99.1

	Fiscal Quarter Ended		Fiscal Year Ended
(in thousands)	December 28 2022	December 29 2021	December 28 2022	December 29 2021
Net loss	$(11,071)	$(10,349)	$(25,967)	$(10,111)
Depreciation and amortization expense	19,207	15,610	72,796	58,991
Interest expense, net	373	353	1,518	1,577
Income tax expense (benefit)	6,780	3,441	1,682	(7,224)
EBITDA	15,289	9,055	50,029	43,233

Equity-based compensation	3,171	2,740	13,326	8,703
Amortization of cloud-based software implementation costs	420	310	1,500	1,245
Deferred lease costs(1)	(339)	8	(2,247)	245
Impairment and loss on disposal of assets(2)	728	370	2,425	1,632
Legal settlements	(40)	(59)	6,710	560
Gift card breakage cumulative catch-up adjustment	—	—	(1,281)	—
Executive transition costs	34	—	34	179
Debt offering related costs(3)	—	(5)	—	231
Other income related to the adjustment of liabilities under tax receivable agreement	—	(2)	—	(2)
ADJUSTED EBITDA	$19,263	$12,417	$70,496	$56,026

Adjusted EBITDA margin(4)	8.1%	6.1%	7.8%	7.6%

(1)Reflects the extent to which lease expense is greater than or less than contractual fixed base rent.
(2)For the fourth quarter and fiscal year ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(3)Costs incurred in connection with the Company’s Convertible Notes, issued in March 2021, including consulting and advisory fees.
(4)Calculated as a percentage of total revenue, which was $238.5 million and $900.5 million for the fourth quarter and fiscal year ended December 28, 2022, respectively, and $203.3 million and $739.9 million for the fourth quarter and fiscal year ended December 29, 2021, respectively.

Exhibit 99.1

SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income (Loss) and Adjusted Pro Forma Earnings (Loss) Per Fully Exchanged and Diluted Share
Adjusted pro forma net loss represents Net loss attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma loss per fully exchanged and diluted share is calculated by dividing adjusted pro forma net loss by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period-over-period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net loss attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share should not be considered alternatives to Net loss and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings (loss) attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net loss attributable to Shake Shack Inc. Adjusted pro forma net loss and adjusted pro forma loss per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results. A reconciliation of adjusted pro forma net loss to Net loss attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma loss per fully exchanged and diluted share are set forth below.

	Fiscal Quarter Ended		Fiscal Year Ended
(in thousands, except per share amounts)	December 28 2022	December 29 2021	December 28 2022	December 29 2021
Numerator:
Net loss attributable to Shake Shack Inc.	$(10,717)	$(9,730)	$(24,091)	$(8,655)
Adjustments:
Reallocation of Net loss attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	(354)	(619)	(1,876)	(1,456)
Legal settlements	(40)	(59)	6,710	560
Gift card breakage cumulative catch-up adjustment	—	—	(1,281)	—
Asset impairment charge(2)	99	—	99	—
Executive transition costs	34	—	34	179
Debt offering related costs(3)	—	(5)	—	231
Other (income) loss related to the adjustment of liabilities under tax receivable agreement	—	(2)	—	(2)
Revolving Credit Facility amendments related costs(4)	—	—	—	323
Tax impact of above adjustments(5)	8,420	5,647	7,498	6,175
Adjusted pro forma net loss	$(2,558)	$(4,768)	$(12,907)	$(2,645)

Denominator:
Weighted-average shares of Class A common stock outstanding—diluted	39,283	39,141	39,237	39,085
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	2,870	2,922	2,892	2,927
Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted	42,153	42,063	42,129	42,012

Adjusted pro forma loss per fully exchanged share—diluted	$(0.06)	$(0.11)	$(0.31)	$(0.06)

Exhibit 99.1

	Fiscal Quarter Ended		Fiscal Year Ended
	December 28 2022	December 29 2021	December 28 2022	December 29 2021
Loss per share of Class A common stock—diluted	$(0.27)	$(0.25)	$(0.61)	$(0.22)
Assumed exchange of LLC Interests for shares of Class A common stock(1)	0.01	—	(0.01)	(0.02)
Non-GAAP adjustments(6)	0.20	0.14	0.31	0.18
Adjusted pro forma loss per fully exchanged share—diluted	$(0.06)	$(0.11)	$(0.31)	$(0.06)

(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests.
(2)For the fourth quarter and fiscal year ended December 28, 2022, this amount includes a non-cash impairment charge of $0.1 million related to one Shack.
(3)Costs incurred in connection with the Company’s Convertible Notes, issued in March 2021, including consulting and advisory fees.
(4)Expense incurred in connection with the Company's amendments on the Revolving Credit Facility, including the write-off of previously capitalized costs on the Revolving Credit Facility.
(5)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 39.1% and 31.1% for the fiscal quarter and year ended December 28, 2022, respectively, and 31.6% and 83.5% for the fiscal quarter and year ended December 29, 2021, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(6)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted Pro Forma Net Loss above for additional information.